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                                                                    Exhibit 10.5

                                          AMENDMENT NO. 3 AND ACKNOWLEDGEMENT
                                    dated as of March 25, 2003 (this
                                    "Amendment"), to the STOCKHOLDERS' AGREEMENT dated as of May 31, 2000 (as amended, modified, supplemented or restated from time to time, the "Original Agreement"), among PLIANT CORPORATION, a Utah corporation (the "Company"), and certain of the stockholders of the Company signatory thereto.

      By executing and delivering this Amendment, the undersigned signatories hereto hereby agree as set forth below. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Original Agreement.

Section 1.  Amendments.

            (a) Section 1 of the Original Agreement shall be amended by inserting the following new definitions in their appropriate alphabetical order therein:

                   (i) "2003 JPMP (BHCA) Commitment Agreement" means the
            Securities Purchase Agreement dated as of March 25, 2003 between the Company and J.P. Morgan Partners (BHCA), L.P. ("JPMP (BHCA)"), as amended, modified, supplemented or restated from time to time.

                   (ii) "2003 Securities Purchase Agreement" means the
            Securities Purchase Agreement dated as of March 25, 2003 among the Company and the Purchasers named therein, as amended, modified, supplemented or restated from time to time.

            (b) Section 3.1(d) of the Original Agreement shall be amended and restated in its entirety to read as set forth below.

                   "(d) Notwithstanding anything to the contrary contained
            herein, the Company may, in order to expedite the issuance of the Offered Securities hereunder, issue all or a portion of the Offered Securities to one or more Stockholders or their respective Affiliates (the "Initial Subscribing Stockholders"), without complying with the provisions of this Section 3.1, provided that either (i) the Initial Subscribing Stockholders agree to offer to sell to the other Stockholders who are accredited investors (as such term is defined in Rule 501 under the Securities Act) (such Stockholders hereinafter referred to as the "Other Accredited Stockholders") their respective Percentage Ownerships of such Offered Securities on the same terms and conditions as issued to the Initial Subscribing

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            Stockholders and in a manner which provides the Other Accredited
            Stockholders with rights substantially similar to the rights outlined in Sections 3.1(b) and 3.1(c); provided, however, that the purchase price payable by the Other Accredited Stockholders to the Initial Subscribing Stockholders for the Offered Securities may include (A) an amount equal to any accrued and unpaid dividends thereon or (B) a reasonable rate of interest, in each case calculated from the date such Initial Subscribing Stockholder purchased such Offered Securities through the date of sale to the Other Accredited Stockholders, or (ii) the Company shall offer to sell an additional amount of Offered Securities to the Other Accredited Stockholders only in an amount and manner which provides the Other Accredited Stockholders with rights substantially similar to the rights outlined in Sections 3.1(b) and 3.1(c). The Initial Subscribing Stockholders or the Company, as applicable, shall offer to sell such Offered Securities to the Other Accredited Stockholders within ninety (90) days after the closing of the purchase of the Offered Securities by the Initial Subscribing Stockholders."

            (c) Section 3.1 of the Original Agreement shall be amended to insert the following new paragraphs 3.1(e) and 3.1(f):

                  "(e) Notwithstanding anything to the contrary contained
            herein, if the Company issues a Preemptive Offer Notice seeking the commitment (an "Equity Commitment") of the Subscribing Stockholders to purchase Offered Securities from time to time during a specified period of time, then the Company shall not be obligated to issue a Preemptive Offer Notice for any equity Securities issued upon, or in connection with, the exercise of such Equity Commitment by the Company and any Subscribing Stockholder who has not exercised its rights under this Article III with respect to such Equity Commitment shall have no such rights under this Article III with respect to any equity Securities issued upon, or in connection with, the exercise of such Equity Commitment. If after the issuance of a Preemptive Offer Notice relating to an Equity Commitment (i) the terms or types of Securities issuable in connection with such Equity Commitment are materially altered or (ii) the number of Securities issuable in connection with such Equity Commitment are significantly increased or decreased, then the Company shall be required to issue a new Preemptive Offer Notice to the Subscribing Stockholders in accordance with the terms of this Agreement for such Equity Commitment as revised.

                  (f) For the purposes of compliance with this Article III in connection with a Preemptive Offer Notice issued in respect of an Equity Commitment, (i) the term "Offered Securities" shall be

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            deemed to include the maximum number of equity Securities which could be issued pursuant to an Equity Commitment (without giving effect to potential anti-dilution adjustments or stock splits, stock dividends and similar transactions) as of the day that such Equity Commitment shall be effective and (ii) any references to Offered Securities or Refused Securities being offered, issued, purchased, sold or disposed of (or permitted to be offered, issued, purchased, sold or disposed of) shall include the incurrence and assumption of commitments to offer, issue, purchase, sell or dispose of, such Securities.

            (d) Section 3.2 of the Original Agreement is amended to replace the period at the end thereof with "; and" and insert the following new paragraph 3.2(g):

                   "(g) Securities of the Company which are issued, or may be issued, pursuant to (i) the 2003 Securities Purchase Agreement and
            (ii) the 2003 JPMP (BHCA) Commitment Agreement, provided that in each case, such Securities (or any Securities issued in full or partial replacement thereof) shall constitute Offered Securities and be subject to the requirements of Section 3.1 as if such Securities were issued pursuant to Section 3.1(d) on June 25, 2003.

Section 2.  Acknowledgement and Waiver.

      The Company and the Stockholders acknowledge that prior to June 25, 2003, the provisions set forth in Section 2.2(d) (Certain Transfers), Section 2.3 (Co-Sale Rights) and Section 2.4 (Right of First Refusal) of the Original Agreement shall not apply to the Transfer by JPMP (BHCA) of any Stockholder Shares acquired by JPMP (BHCA) pursuant to the 2003 JPMP (BHCA) Commitment Agreement or the 2003 Securities Purchase Agreement and the Stockholders hereby waive their rights under Sections 2.2(d), 2.3 and 2.4 with respect to such Stockholder Shares during such period.

Section 3.  No other Amendments.

      Except as modified by this, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms. This Amendment is not a consent to any waiver or modification of any other terms or conditions of the Original Agreement or any of the instruments or documents referred to in the Original Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Original Agreement or any of the instruments or documents referred to therein.

Section 4.  Effectiveness; Counterparts

      This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by the Company, the Requisite Trust Holders and the Requisite Investor Holders (by facsimile or otherwise), it being understood that all of the foregoing need not sign the same counterpart. Any counterpart or other signature to this Amendment that is

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delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Amendment.

Section 5.  Governing Law.

      This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                   *******

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      IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 3 to the Stockholders' Agreement as of the date first above written.

                                       PLIANT CORPORATION



                                       By: /s/ Brian E. Johnson
                                           -------------------------------------
                                           Name:  Brian E. Johnson
                                           Title: Executive Vice President and
                                                  Chief Financial Officer



                                       SOUTHWEST INDUSTRIAL FILMS, LLC

                                       By:  J.P. Morgan Partners (BHCA), L.P.
                                            its Member

                                       By:  JPMP Master Fund Manager, L.P.,
                                            its General Partner

                                       By:  JPMP Capital Corp.,
                                            its General Partner


                                       By: /s/ Timothy Walsh
                                           -------------------------------------
                                           Name:
                                           Title:



                                       WACHOVIA CAPITAL PARTNERS, LLC


                                       By: /s/ Robert G. Calton
                                           -------------------------------------
                                           Name:  Robert G. Calton
                                           Title: Partner


                                       WACHOVIA CAPITAL PARTNERS 2001, LLC


                                        By:/s/ Robert G. Calton
                                           -------------------------------------
                                           Name:  Robert G. Calton
                                           Title: Partner

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                                       NEW YORK LIFE CAPITAL PARTNERS,
                                       L.P.


                                       By:  NYLCAP Manager LLC,
                                               its Investment Manager


                                       By:   ___________________________________
                                             Name:
                                             Title:


                                       THE NORTHWESTERN MUTUAL LIFE
                                       INSURANCE COMPANY


                                       By: /s/ David A. Barras
                                           -------------------------------------
                                           Name:  David A. Barras
                                           Title: Its Authorized Representative


                                       THE CHRISTENA KAREN H. DURHAM
                                       TRUST


                                       By: /s/ Richard P. Durham
                                           -------------------------------------
                                           Name:  Richard P. Durham
                                           Title: Trustee


                                       PERRY ACQUISITION PARTNERS-3, L.P.

                                       By:  Perry Investors-3, LLC,
                                            its General Partner

                                       By:  Perry Capital, LLC,
                                            its Managing Member

                                       By:  Perry Corp.,
                                            its Managing Member


                                       By: /s/ Randall Borkenstein
                                           -------------------------------------
                                           Name:  Randall Borkenstein
                                           Title: Managing Director and Chief
                                                  Financial Officer

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                                       PERRY ACQUISITION PARTNERS-2, L.P.

                                       By:  Perry Investors-2, LLC


                                       By: /s/ Randall Borkenstein
                                           -------------------------------------
                                           Name:  Randall Borkenstein
                                           Title: Managing Director and Chief
                                                  Financial Officer


                                       DURHAM CAPITAL, LTD.


                                       By: /s/ Richard P. Durham
                                           -------------------------------------
                                           Name:  Richard P. Durham
                                           Title: General Partner



                                       SORENSEN CAPITAL, LLC


                                       By: _____________________________________
                                           Name:
                                           Title:



                                       RONALD G. MOFFITT IRA


                                       By: _____________________________________
                                           Name:
                                           Title:



                                       /s/ Jack E. Knott
                                       -----------------------------------------
                                       Jack E. Knott


                                       /s/ Richard P. Durham
                                       -----------------------------------------
                                       Richard P. Durham


                                       _________________________________________
                                       Ronald G. Moffitt

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                                       _________________________________________
                                       Scott K. Sorensen


                                       /s/ Brian E. Johnson
                                       -----------------------------------------
                                       Brian E. Johnson